AUGUST 1, 2024 2024 Q2 2024 EARNINGS PRESENTATION Exhibit 99.2

becn.com2 Disclosure Notice This presentation contains information about management's view of the Company's future expectations, plans and prospects that constitute forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. In addition, oral statements made by our directors, officers and employees to the investor and analyst communities, media representatives and others, depending upon their nature, may also constitute forward-looking statements. Forward-looking statements can be identified by the fact that they do not relate strictly to historic or current facts and often use words such as “anticipate,” “estimate,” “expect,” “believe,” “will likely result,” “outlook,” “project” and other words and expressions of similar meaning. Investors are cautioned not to place undue reliance on forward-looking statements. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including, but not limited to, those set forth in the "Risk Factors" section of the Company's Form 10-K for the fiscal year ended December 31, 2023 and subsequent filings with the U.S. Securities and Exchange Commission. In addition, actual results may differ materially from those expressed in any forward-looking statements as the result of: product shortages; changes in supplier pricing and rebates; inability to identify acquisition targets or close acquisitions; difficulty integrating acquired businesses; inability to identify new markets or successfully open new locations; catastrophic safety incidents; cyclicality and seasonality; IT failures or interruptions, including as a result of cybersecurity incidents; goodwill or intangible asset impairments; disruptions in the capital and credit markets; debt leverage; loss of key talent; labor disputes; and regulatory risks. The Company may not succeed in addressing these and other risks. Consequently, all forward-looking statements in this presentation are qualified by the factors, risks and uncertainties referenced above. In addition, the forward-looking statements included in this presentation represent the Company's views as of the date of this presentation and these views could change. However, while the Company may elect to update these forward-looking statements at some point, the Company specifically disclaims any obligation to do so, other than as required by federal securities laws. These forward-looking statements should not be relied upon as representing the Company's views as of any date subsequent to the date of this presentation. This presentation contains references to certain financial measures that are not presented in accordance with United States Generally Accepted Accounting Principles (“GAAP"). The Company uses non-GAAP financial measures to evaluate financial performance, analyze underlying business trends and establish operational goals and forecasts that are used when allocating resources. The Company believes these non-GAAP financial measures permit investors to better understand changes over comparative periods by providing financial results that are unaffected by certain items that are not indicative of ongoing operating performance. While the Company believes these measures are useful to investors when evaluating performance, they are not prepared and presented in accordance with GAAP, and therefore should be considered supplemental in nature. The Company’s non-GAAP financial measures should not be considered in isolation or as a substitute for other financial performance measures presented in accordance with GAAP. These non-GAAP financial measures may have material limitations including, but not limited to, the exclusion of certain costs without a corresponding reduction of net income for the income generated by the assets to which the excluded costs relate. In addition, these non-GAAP financial measures may differ from similarly titled measures presented by other companies. A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measure can be found in the Appendix as well as the Company’s latest Form 8-K, filed with the SEC on August 1, 2024.

becn.com3 PRESIDENT & CHIEF EXECUTIVE OFFICER JULIAN FRANCIS

becn.com CEO Perspective *Year over year growth percentages adjusted for differences in selling days **Non-GAAP measure; see Appendix for definition and reconciliation ***Through July 31st Notes: Percentages within the Net Income ($M) and Adjusted EBITDA** ($M) bar charts represent each metric as a % of net sales. All quarterly information and comparisons reflect Continuing Operations LOB – Line of business 2.5%1.4% Record quarterly net sales • Ambition 2025 continuing to drive share and top-line • Average selling prices up LSD with regional & LOB variability Double digit Adjusted EBITDA** margins • Gross margin higher by 20 bps YoY • OpEx increased YoY primarily due to headcount and inflation • Lower than expected resi volume negatively impacted op. leverage Added 31 new and acquired locations since end of Q1*** • Acquired Smalley, leading west coast waterproofing distributor • Expanded commercial & metal offering with recent acquisitions of Roofers Mart of Southern California, Extreme Metals & Integrity Metals Balance sheet provided ability to invest & return capital • Announced additional $225 million accelerated share repurchase • Continuing to invest in organic growth initiatives and M&A 4 8.3%5.6%1.8% +1.1%+28.0%+11.8%+2.0% 20 26.0 +6.2% 6.1% 6.9% 8.4 12.3 13.0 7.4% 8.3% 13.0% 11.6%13.0% 11.6% +6.9% +28.8% +7.0% +6.9% +28.8% +7.0% +11.3% +14.1 16.8 6.4% 6.2% 7.2 7.0% 9.1% 9.4% 9.1% 9.4% 3.7% 4.1 4.7% 4.8 +28.0 +1.1% +10.4 1.4% 0.3% .5% 1.4% 6.5 5.4% $1,872 $2,358 $2,504 $2,675 Q2'21 Q2'22 Q2'23 Q2'24 Net Sales* ($M) / YoY (%) $154 $173 $127 $148 GAAP Adj. NI** Net Income ($M) Q2'23 Q2'24 $290 $279 Q2'23 Q2'24 Adjusted EBITDA** ($M) 1.6% 10.4% +26.0% +6.2% +6.8% 6.1% 6.9%4.8% 5.5

Executing on Ambition 2025 Initiatives

BUILDING A WINNING CULTURE

- Upgraded Employee Assistance Program to include expanded mental health support
- Disclosed GHG intensity reduction progress on track to meet 2030 goal in 3rd annual CSR Report
- Launched new multilingual Career website to attract top talent

DRIVING ABOVE MARKET GROWTH

- Acquired 28 branches and opened 13 greenfield locations YTD through 7/31, enhancing customer reach & service
- Digital sales growth +22% Q2 YoY, achieving all-time quarterly high of ~26% of residential sales
- Proprietary Commercial Academy trained hundreds of team members on industry fundamentals

DRIVING OPERATIONAL EXCELLENCE

- Bottom-quintile branch class of 2024 contributed $3M to the bottom-line YTD
- Branch and Fleet optimization initiatives continue to focus on increasing productivity, improving safety and fully utilizing available assets
- Continue to enhance our acquisition integration and greenfield playbook to reach accretive performance levels faster

CREATING SHAREHOLDER VALUE

- Record quarterly net sales and fourth consecutive 2nd quarter double-digit Adjusted EBITDA* margins
- Announced additional $225 million accelerated share repurchase
- Returned more than $1.5 billion** to shareholders since launch of Ambition 2025 plan

Ambition 2025 amplifies the resiliency of Beacon's business model

*Non-GAAP measure; see Appendix for definition and reconciliation **Inclusive of preferred stock repurchase

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BEACON

becn.com6 EXECUTIVE VICE PRESIDENT & CHIEF FINANCIAL OFFICER PRITH GANDHI

Q2 2024 Sales and Mix

Net Sales ($M) / YoY (%)



$2,504
$2,675
+6.8%
Q2'23
Q2'24

Net Sales Mix



22%
50%
28%
Residential
Non-residential
Complementary

Net Sales by Line of Business (LOB) ($M)



$1,298
$1,329
+2.4%
$671
$745
+11.1%
$535
$601
+12.3%
Residential
Non-residential
Complementary
Q2'23
Q2'24

Net sales up 6.8%

- Organic growth across all three lines of business
- Average selling prices higher LSD% YoY
- Acquisitions added ~4% to the top-line

Residential sales up 2.4% YoY

- Prices up LSD-MSD% YoY, disciplined execution on April price increase
- Shingle volumes decreased vs. record Q2 comparable
- Geographic and regional demand variability

Non-residential sales up 11.1% YoY

- Commercial repair & reroofing demand accelerating
- Volumes up on solid demand & customer destocking in the PYQ
- Prices down LSD% YoY, sequentially stable

Complementary sales up 12.3% YoY

- Acquisitions drove LDD% volume growth led by waterproofing
- Prices up LSD% YoY

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BEACON

Q2 2024 Margin and Expense



Gross Margin
25.4%
25.6%
Q2'23
Q2'24



Operating Expense ($M)
$402
$468
$378
$441
16.1%
17.5%
15.1%
16.5%
GAAP
Adj. OpEx*
Q2'23
Q2'24

Gross margin up ~20 bps YoY

- Favorable price cost YoY partially offset by higher non-res sales and dilution from acquired & newly opened branches
- Lower-than-expected inventory profit from April shingle price increase

Adj. OpEx* increased $63M

- Greenfield & acquired branches added ~$27M YoY
- Staffing for higher expected demand weighed on operating leverage
- Inflation in wages, benefits, rent and T&E also contributed to the increase
- Focus on driving operating efficiencies in H2
- Investments in strategic initiatives continued
  - M&A and greenfield project teams
  - Sales organization, private label, pricing tools and e-commerce technologies

*Non-GAAP measure; see Appendix for definition and reconciliation

Note: Percentages within the bar charts represent each metric as a % of net sales.

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BEACON

becn.com9 Strong Balance Sheet, Continued Capacity to Invest Seasonal inventory peak at end of Q2 • Expect inventory reduction in H2’24 • Strong H2 cash generation expected on Q4 conversion of higher selling season inventory Balanced allocation of capital to strategic growth and shareholder returns • Reduced common share count to 61.9M at 6/30 • Actively progressing acquisition pipeline • Investing in safety & efficiency of our fleet & facilities Prudent balance sheet mgmt. & ample liquidity • Net debt leverage* 3.2x as of 6/30, seasonal peak • Liquidity of >$800M as of 6/30 *Non-GAAP measure; see Appendix for definition and reconciliation **Maturities shown as of Q2’24; excl impact of debt issuance cost amortization & required $12.75M annual paydown of 2028 Term Loan $103 ($25) $257 ($48) Q2'21 Q2'22 Q2'23 Q2'24 Operating Cash Flow ($M) $1,171 $1,549 $1,353 $1,612 Q2'21 Q2'22 Q2'23 Q2'24 Net Inventory ($M) 2.4 2.5 1.9 3.2 Q2'21 Q2'22 Q2'23 Q2'24 Net Debt Leverage* 2024 2025 2026 2027 2028 2029 2030 Debt Maturity ($M)** ABL Term Loan Secured Notes Unsecured Notes $768 $350 $1,269 $0 $300 $223 $0 $468 $0 $600 $300

PRESIDENT & CHIEF EXECUTIVE OFFICER JULIAN FRANCIS

becn.com11 2024 market expectations • Lower expected storm volume YoY partially offset by residential non-discretionary repair & re-roofing demand • Higher interest rates continue to impact both new and existing home sales • Commercial sentiment improving despite ABI reading remaining below 50 Q3’24 net sales per day* up HSD% including contributions from completed acquisitions & price increases • July 2024 sales per day* up LSD% YoY* • Gross margins expected to be in the high 25% range • OpEx higher YoY on investments, OpEx % of sales in line with prior year quarter Full Year 2024 indications • Expect net sales growth 6-8% YoY split approximately equally between organic growth and M&A • Gross margin expected to be in the mid-25% range, margin enhancing initiatives offset by higher non-res mix • Adjusted EBITDA** of $930 – $970M Focused on accomplishing Ambition 2025 goals • Continued investment in greenfield, digital, private label and commercial solutions • Expect to remain acquisitive consistent with the robust M&A pipeline and ample capacity • Committed to returns for our shareholders and prudent balance sheet management Closing Thoughts *Percentages adjusted for two more selling days in July ‘24 as compared to July ’23, one more selling day in Q3‘24 as compared to Q3 ’23 **Non-GAAP measure; see Appendix for definition and reconciliation Note: 2024 has 2 more selling days as compared to 2023 Ambition 2025 has demonstrated multiple paths to growth and profitability

becn.com13 Reconciliations: Non-GAAP Financial Measures RESULTS BY QUARTER (CONTINUING OPERATIONS) We define Adjusted Operating Expense as operating expense (as reported on a GAAP basis) excluding the impact of amortization, acquisition costs, restructuring costs, and costs directly related to the COVID-19 pandemic. We define Adjusted EBITDA as net income (loss) from continuing operations excluding the impact of interest expense (net of interest income), income taxes, depreciation and amortization, stock- based compensation, acquisition costs, restructuring costs, and costs directly related to the COVID-19 pandemic. Beginning January 1, 2023, the Company determined that COVID-19 impacts should no longer be considered an adjusting item and the change was applied prospectively. For additional information see our latest Form 8-K, filed with the SEC on August 1, 2024.

becn.com14 NET DEBT LEVERAGE We define Net Debt Leverage as gross total debt less cash, divided by Adjusted EBITDA for the trailing four quarters. Reconciliations: Non-GAAP Financial Measures

becn.com15 *Composed of Acquisition and Restructuring costs 2024 GUIDANCE: ADJUSTED EBITDA Reconciliations: Non-GAAP Financial Measures